Putnam
High Yield
Advantage
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

High-yield securities proved fairly resilient in a turbulent market that severely tested most equity portfolios during the 12 months ended
November 30, 2001. As a consequence, we are pleased to note that Putnam High Yield Advantage Fund turned in positive performance at net asset value for the period.

As they explain in the accompanying report, Fund Manager Rosemary Thomsen and the Credit Team constantly made portfolio adjustments throughout the period in response to shifting industry sector prospects and changing market conditions. While the telecommunications industry continued to suffer, other sectors managed to withstand the market volatility. The portfolio's diversity and focus on industries with more stable cash flows were important contributors to results.

As the fund begins a new fiscal year, the management team sees reason for optimism despite the prospects of continued market volatility as the global economy works its way back to health.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Rosemary H. Thomsen
and the Credit Team

The environment for high-yield bonds over the fiscal year ending November 30, 2001, was characterized by significant volatility, high default rates, and continued economic slowing. It was also one of the most dramatic periods of Federal Reserve monetary easing ever, resulting in a steep yield curve by fiscal year-end, and positive returns for the high-yield market. During this challenging period, which included the tragic terrorist attacks on September 11, your fund posted positive returns at net asset value, reflecting its diverse portfolio, good security selection, and key strategic decisions that proved beneficial.

Total return for 12 months ended 11/30/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.46%  -0.44%    3.35%  -1.27%    4.59%   1.21%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* A VOLATILE YEAR FOR THE HIGH-YIELD MARKET

The high-yield market in 2001 has been "a tale of two markets," which has included wireline telecommunications on the one hand, a sector that has had significant negative returns, and the remaining industry sectors in the high-yield market on the other hand. These other sectors, many of which are more economically cyclical in nature, performed fairly well during a volatile year in the market. Telecommunications has been hurt by a number of factors that have been discussed in past reports, including overexpansion, a severe slowdown in the industry, and, as a result, high default rates among issuers. After having dominated the market a few years ago, the telecom sector now represents a smaller, much less significant weighting within the high-yield universe.

The other industry sectors in high-yield that are important to this fund -- including cable television, broadcasting, gaming, chemicals, and automotive -- benefited from several positive developments that occurred during the year. First, the Treasury yield curve changed from a relatively flat shape, with not much difference between short- and long-term yields, to a very steep one, over a relatively short period of time. This steepening occurred as a result of an almost unprecedented period of Fed easing. Between January and November 2001, the Fed lowered short-term rates 10 times, for a total 4.5% reduction. In December, after the end of the reporting period, the Fed lowered rates again by another quarter percentage point. The Fed Funds rate, now at 1.75%, is at its lowest level in four decades. A steep yield curve is beneficial for the high-yield bond market, because it induces investors seeking greater returns to take on more risk.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Basic materials                  11.0%

Communications
services                         10.3%

Gaming & lottery                  7.5%

Cable television                  6.7%

Capital goods                     6.6%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.

Despite these positive developments, the high-yield market remained volatile throughout most of the year. Uncertainty about the health of the U.S. economy was a concern for investors, and as default rates rose, high-yield bond prices declined. The market had difficult months in March and June, but recovered in July and August. In the weeks after September 11, investors fled to short-term U.S. Treasuries. By the end of September, high-yield credit spreads, the yield difference between high-yield bonds and Treasuries, exceeded 10 full percentage points for only the second time in history -- the first time was in October 1990.

October and November brought relief to high-yield investors, as the concerns about the economy and the financial markets immediately after the attacks appeared excessive. In fact, many analysts believe that the economy's downturn began well over a year ago and was accelerated by the September 11 aftermath. Cyclical industries in particular performed well in October and November and by November 30, the high-yield market had recovered a substantial amount of the short-term decline that it had incurred in late September.

* MANAGEMENT STRATEGIES HELPED PERFORMANCE

Early in the fiscal year (in December 2000), the fund was somewhat defensively positioned, with relatively low exposure to telecommunications in comparison to many of the fund's competitors. We had been working to reduce telecom holdings throughout 2000, and its weighting in the portfolio had come down a great deal by December of last year. In January 2001, when the Fed surprised the market with two 50-basis-point interest-rate decreases, the high-yield market rallied strongly, gaining over 6% in one month. The telecommunications sector performed extremely well. With its low exposure to telecom holdings, the fund performed poorly in comparison to its peers during January, but we maintained our strategy of keeping the portfolio underweighted in this sector because we did not believe the fundamentals supported investor enthusiasm for the beleaguered industry. This strategy paid off later in the year, especially in May and June, as the telecom sector completely unraveled.

"The combination of the highest bond default rates since the early 1990s and declining initial claims for unemployment benefits provide positive news for the high-yield [bond] market."

-- Kevin Cronin, chief investment officer, Putnam Fixed-Income Department,
   The New York Times, November 28, 2001


Going into September, the fund was positioned quite defensively and this helped when the market dropped. We had increased the credit quality in the fund during calendar 2000, adding more BB-rated bonds, and kept credit quality higher for the first nine months of 2001. The fund was well diversified across a range of industries outside of telecommunications that performed well up until September 11, including health care, which saw particularly strong performance. In October and November, we increased weightings in some of the beaten-down sectors, such as media, cable, broadcasting, and gaming. This was a contrarian strategy, as there were few buyers in the market at this point, and the decision paid off when the market recovered at the end of the period.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 BOND HOLDINGS

Allied Waste Industries, Inc.,
company guaranty, Ser. B, 10%, 2009
Capital goods

Echostar Broadband Corp.,
senior notes, 10.375%, 2007
Broadcasting

CSC Holdings, Inc.,
Series M, $11.125 cumulative preferred
Cable television

AES Corp. (The),
senior notes, 9.375%, 2010
Utilities

Micron Technology, Inc.,
notes, 6.5%, 2005
Technology

Lyondell Petrochemical Co.,
secured notes, series B, 9.875%, 2007
Basic materials

Charter Communications Holdings
LLC,
senior notes, 11.125%, 2011
Cable television

Adelphia Communications Corp.,
senior notes, 10.25%, 2011
Cable television

Trump Castle Funding, Inc.
subordinated notes, 10.25%, 2003
Gaming & lottery

Voicestream Wireless Corp.
senior notes, 10.375%, 2009
Communication services

Footnote reads:
These holdings represent 7.7% of the fund's net assets as of 11/30/01. Portfolio holdings will vary over time.

While we have remained fairly neutral in terms of industry weightings -- not taking any major bets -- the fund was overweighted in the wireless industry at November 30, with holdings in Nextel, Dobson Communications, and a number of Sprint affiliates. These affiliates include Alamosa PCS Holdings, Inc., and UbiquiTel Operating Co. The wireless industry is showing impressive growth, benefiting from increases in subscribers, growing usage per subscriber, and greater use of additional services, such as paging, email, and other Internet services. The wireless sector now represents approximately 6% of the high-yield market, and we believe the industry has the potential to perform well. (While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.)

Finally, we have reduced the number of commercial bank loans in the fund, as the yields on these shorter-term instruments have fallen considerably. We have used these loans strategically to position the fund defensively against major market declines, and the strategy has paid off -- particularly after September 11. However, with short-term rates at such low levels, we felt it was beneficial for shareholders to pare back our bank loan holdings. In addition, with the market coming off several years of decline, signs of economic strengthening in 2002, and a forecast for stronger returns in the high-yield market, we have begun to position the fund somewhat more aggressively to take advantage of expected market strength next year.

* OUTLOOK OF CAUTIOUS OPTIMISM FOR 2002

We continue to be positive on the prospects for high-yield bonds. We believe that the fiscal and monetary stimulus should result in an economic recovery and should also improve credit quality and the prospects for high-yield issuers. We expect that the yield curve will continue to be steep, which should be a positive factor for the high-yield market. Finally, money seems to be flowing back into the high-yield sector, and by all accounts high-yield mutual funds are holding high levels of cash that will eventually have to be invested. With these positive macroeconomic factors as a backdrop, the wide spreads in the high-yield market have the potential to create attractive returns in the coming year.

While the high-yield market has the potential to be volatile and susceptible to geopolitical events (as is the case with other asset classes in the capital markets), we believe high-yield bonds are poised to show solid returns for the next several years. We have positioned the fund to capture this upside, having taken advantage of the weak market after September 11. We do not believe that this is a time to be overly defensive. Having said that, we will continue our strategy of keeping the fund well diversified to protect against further market volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuers' ability to pay principal and interest.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.


TOTAL RETURN FOR PERIODS ENDED 11/30/01

                     Class A         Class B         Class M
(inception dates)   (3/25/86)       (5/16/94)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            4.46%  -0.44%   3.35%  -1.27%   4.59%   1.21%
------------------------------------------------------------------------------
5 years           2.98   -1.90   -1.03   -2.23    2.10   -1.18
Annual average    0.59   -0.38   -0.21   -0.45    0.42   -0.24
------------------------------------------------------------------------------
10 years         83.69   75.03   68.55   68.55   79.87   74.10
Annual average    6.27    5.76    5.36    5.36    6.05    5.70
------------------------------------------------------------------------------
Annual average
(life of fund)    7.19    6.86    6.24    6.24    6.88    6.65
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                        CSFB High Yield         Consumer
                            Index*             price index
------------------------------------------------------------------------------
1 year                      7.84%                 1.95%
------------------------------------------------------------------------------
5 years                    19.52                 11.91
Annual average              3.63                  2.28
------------------------------------------------------------------------------
10 years                  114.07                 28.88
Annual average              7.91                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)              8.70                  3.18
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Formerly First Boston High Yield Index. The fund no longer uses Lehman
 Brothers Corporate Bond Index.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/91

                                   Credit Suisse
                                    First Boston
                 Fund's class A      High Yield      Consumer price
Date             shares at POP         Index             index

11/30/91             9,425            10,000            10,000
11/30/92            11,286            11,620            10,305
11/30/93            13,523            13,800            10,581
11/30/94            13,064            13,692            10,864
11/30/95            15,260            16,039            11,161
11/30/96            17,000            17,911            11,517
11/30/97            19,257            20,380            11,734
11/30/98            17,835            20,733            11,916
11/30/99            18,352            21,108            12,221
11/30/00            16,756            19,851            12,642
11/30/01           $17,503           $21,407           $12,888

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,855 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,987 ($17,410 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/01

                       Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                 12              12              12
------------------------------------------------------------------------------
Income                $0.7031         $0.6583         $0.6916
------------------------------------------------------------------------------
Capital gains            --              --              --
------------------------------------------------------------------------------
Return of
capital 1             $0.0349         $0.0327         $0.0344
------------------------------------------------------------------------------
  Total               $0.7380         $0.6910         $0.7260
------------------------------------------------------------------------------
Share value:        NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
11/30/00           $6.30   $6.61       $6.27       $6.29   $6.50
------------------------------------------------------------------------------
11/30/01            5.84    6.13        5.79        5.85    6.05
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2             12.12%  11.55%      11.40%      11.90%  11.50%
------------------------------------------------------------------------------
Current
30-day SEC
yield 3            10.05    9.57        9.29        9.70    9.47
------------------------------------------------------------------------------

1 See page 55.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                       Class A         Class B           Class M
(inception dates)     (3/25/86)        (5/16/94)        (12/1/94)
                     NAV     POP      NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
1 year              3.09%  -1.88%    1.98%  -2.58%    3.05%  -0.26%
------------------------------------------------------------------------------
5 years             1.88   -2.93    -2.19   -3.38     1.01   -2.32
Annual average      0.37   -0.59    -0.44   -0.69     0.20   -0.47
------------------------------------------------------------------------------
10 years           82.29   73.67    67.13   67.13    78.46   72.72
Annual average      6.19    5.67     5.27    5.27     5.96    5.62
------------------------------------------------------------------------------
Annual average
(life of fund)      7.16    6.83     6.21    6.21     6.85    6.62
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the fund's portfolio, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                  KPMG   LLP
Boston, Massachusetts
January 2, 2002



THE FUND'S PORTFOLIO
November 30, 2001

CORPORATE BONDS AND NOTES (84.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
$         2,500,000 Adams Outdoor Advertising bank term loan
                    FRN Ser. B, 6.465s, 2008 (acquired 8/1/01,
                    cost $2,500,000) (RES)                                                            $   2,503,125
          4,535,292 Interact Operating Co. notes 14s, 2003 (PIK)                                                454
          2,715,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         2,850,750
                                                                                                      -------------
                                                                                                          5,354,329

Automotive (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,597,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 4,711,925
          3,950,000 Autonation, Inc. 144A sr. notes 9s, 2008                                              4,058,625
          3,660,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                         3,477,000
            490,000 Dana Corp. notes 7s, 2029                                                               355,250
          1,795,000 Dana Corp. notes 6 1/4s, 2004                                                         1,705,250
          6,220,000 Dana Corp. 144A sr. notes 9s, 2011                                                    6,095,600
            940,000 Delco Remy International, Inc. company guaranty
                    11s, 2009                                                                               958,800
          6,580,000 Dura Operating Corp. company guaranty
                    Ser. D, 9s, 2009                                                                      6,251,000
          1,487,000 Exide Corp. sr. notes 10s, 2005                                                         386,620
          1,200,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                               132,000
            930,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                               102,300
          2,585,000 Federal Mogul Corp. notes 7 3/8s, 2006 (In default) (NON)                               284,350
          1,400,000 Hayes Lemmerz International, Inc. 144A company
                    guaranty 11 7/8s, 2006                                                                  532,000
          4,040,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                     80,800
          3,970,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                             79,400
          2,080,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       2,181,192
          2,970,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       3,072,584
          3,690,000 Lear Corp. Structured Notes 8.46s, 2006
                    (issued by STEERS Credit Linked Trust 2001)
                    (acquired 5/17/01, cost $3,690,000) (RES)                                             3,726,900
          3,850,000 Oxford Automotive, Inc. company guaranty
                    Ser. D, 10 1/8s, 2007                                                                   385,000
          2,230,000 Tenneco, Inc. company guaranty 11 5/8s, 2009                                          1,103,850
            760,000 Venture Holdings Trust 144A sr. notes Ser. B,
                    9 1/2s, 2005                                                                            547,200
                                                                                                      -------------
                                                                                                         40,227,646

Basic Materials (10.0%)
-------------------------------------------------------------------------------------------------------------------
          3,830,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009 (Canada)                                    3,772,550
          1,330,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                            1,436,400
          3,730,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          3,748,650
          1,080,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                 1,125,900
          7,669,546 Alabama River Newsprint bank term loan FRN
                    5.486s, 2002 (acquired various dates from 4/14/98
                    to 4/30/98, cost $6,894,372) (RES)                                                    7,209,373
          2,755,760 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                   1,212,534
          2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    2,634,450
          5,500,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                             4,592,500
          2,350,000 Centaur Mining & Exploration company guaranty
                    11s, 2007 (Australia) (In default) (NON)                                                235,000
          2,800,000 Compass Minerals Group, Inc. 144A sr. sub. notes
                    10s, 2011                                                                             2,954,000
          1,750,000 Doe Run Resources Corp. company guaranty Ser. B,
                    11 1/4s, 2005                                                                           507,500
            560,000 Doe Run Resources Corp. company guaranty Ser. B(a),
                    11 1/4s, 2005                                                                           201,600
          1,320,000 Doe Run Resources Corp. company guaranty FRN
                    Ser. B, 9.38s, 2003                                                                     369,600
          1,530,000 Doman Industries, Ltd. company guaranty
                    12s, 2004 (Canada)                                                                    1,304,325
          5,230,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                  993,700
          8,130,000 Equistar Chemicals LP/Equistar Funding Corp.
                    company guaranty 10 1/8s, 2008                                                        8,309,348
          4,380,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              4,139,100
            260,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                  210,600
          1,295,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                1,048,950
          3,598,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                   1,187,340
            750,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                       776,250
             90,000 Georgia-Pacific Group notes 8 1/8s, 2011                                                 92,518
          6,390,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                    6,581,700
          1,010,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         111,100
          5,200,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         572,000
          4,850,000 Huntsman Corp. 144A sr. sub. notes FRN 7.08s, 2007                                      436,500
          7,910,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                         7,356,300
          2,360,000 Huntsman ICI Holdings bank term loan FRN Ser. C,
                    4.949s, 2008 (acquired 11/2/01, cost $1,174,100) (RES)                                1,221,300
          3,470,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                         3,766,546
          6,470,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                    6,712,625
          2,400,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                    2,490,000
            970,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                           984,550
          4,020,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                         2,994,900
          5,555,000 LTV Corp. company guaranty 11 3/4s, 2009
                    (In default) (NON)                                                                       55,550
          3,220,000 LTV Corp. 144A company guaranty 8.2s, 2007
                    (In default) (NON)                                                                        4,025
            230,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                      230,000
            640,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   648,000
         10,455,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                         10,585,688
          4,850,000 Millenium America, Inc. company guaranty
                    9 1/4s, 2008                                                                          5,031,875
          4,100,000 Morrison Knudsen Corp. 144A sr. notes 11s,
                    2010 (In default) (NON)                                                                 410,000
          2,055,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     544,575
             60,000 Norske Skog Canada, Ltd. 144A sr. notes 8 5/8s, 2011
                    (Canada)                                                                                 63,150
          1,740,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       1,809,600
          1,670,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                1,644,950
            403,000 P&L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                            434,233
          4,930,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    5,324,400
          8,280,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (Canada) (In default) (NON)                                              2,991,150
            459,318 Pioneer Americas Acquisition bank term loan FRN
                    6 1/4s, 2006 (acquired 1/12/00, cost $376,642) (RES)                                     96,457
          6,170,000 Pioneer Americas Acquisition company guaranty
                    9 1/4s, 2007 (In default) (NON)                                                       1,542,500
          3,855,422 Pioneer Canada bank term loan FRN 6 5/8s, 2006
                    (acquired 1/12/00, cost $3,200,000) (RES)                                             1,195,181
          1,100,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   330,000
          2,200,000 Polymer Group, Inc. company guaranty Ser. B,
                    8 3/4s, 2008                                                                            638,000
          2,510,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                          2,674,656
          5,510,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   5,730,400
          6,310,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         6,467,750
          3,095,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                         3,296,175
          5,100,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,468,000
          5,280,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s,
                    2008 (In default) (NON)                                                                  59,400
          4,120,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006 (In default) (NON)                                                      3,419,600
          1,209,078 Stone Container Corp. bank term loan FRN Ser. G,
                    5 7/8s, 2006 (acquired 7/17/00, cost $1,209,078) (RES)                                1,198,197
            640,000 Stone Container Corp. sr. notes 12.58s, 2016                                            662,400
          3,010,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          3,235,750
          3,230,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          3,415,725
          3,510,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                3,720,600
            220,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                           226,600
          4,170,000 Tembec Industries, Inc. company guaranty 8 1/2s,
                    2011 (Canada)                                                                         4,336,800
            920,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                           754,400
          3,540,000 United States Steel, LLC 144A company guaranty
                    10 3/4s, 2008                                                                         3,486,900
          3,470,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           2,047,300
            340,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                           51,000
          2,390,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                  71,700
          2,040,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,020,000
                                                                                                      -------------
                                                                                                        164,212,396

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
            570,000 Constellation Brands, Inc. company guaranty
                    8 1/2s, 2009                                                                            574,275
          2,740,000 Constellation Brands, Inc. company guaranty Ser. B,
                    8s, 2008                                                                              2,849,600
                                                                                                      -------------
                                                                                                          3,423,875

Broadcasting (5.6%)
-------------------------------------------------------------------------------------------------------------------
          4,845,000 Acme Television company guaranty 10 7/8s, 2004                                        4,651,200
            570,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                            592,800
            234,062 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (Australia) (In default) (NON) (PIK)                                                         21
          1,710,000 Belo Corp. sr. unsub. notes 8s, 2008                                                  1,737,275
          3,450,000 Benedek Communications Corp. sr. disc. notes
                    13 1/4s, 2006 (In default) (NON)                                                      2,035,500
          1,970,000 British Sky Broadcasting PLC company guaranty
                    8.2s, 2009 (United Kingdom)                                                           2,060,029
          4,580,000 British Sky Broadcasting PLC company guaranty
                    6 7/8s, 2009 (United Kingdom)                                                         4,446,310
          1,640,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                                 623,200
          1,160,000 Central European Media Enterprises, Ltd. sr. notes
                    9 3/8s, 2004 (Bermuda)                                                                  464,000
          4,270,000 Chancellor Media Corp. company guaranty 8s, 2008                                      4,483,500
         12,449,000 Diva Systems Corp. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                          1,991,840
         16,080,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                     17,286,000
          3,350,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             3,534,250
          1,920,000 Emmis Communications Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 3/15/06), 2011 (STP)                                  1,094,400
          7,360,000 Fox Family Worldwide, Inc. sr. disc. notes
                    stepped-coupon zero % (10 1/4s, 11/1/02), 2007 (STP)                                  7,360,000
          3,394,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     3,699,460
          1,590,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                      1,685,400
            697,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  460,020
          2,050,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                1,435,000
            290,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                  130,500
            920,000 LIN Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                        552,000
            550,000 LIN Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                        330,000
          5,155,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    4,897,250
            850,000 News America, Inc. sr. notes 6 5/8s, 2008                                               855,083
            150,000 Pegasus Communications Corp. sr. notes Ser. B,
                    9 3/4s, 2006                                                                            144,000
          3,745,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             3,745,000
          9,068,539 Quorum Broadcast Holdings, LLC notes
                    stepped-coupon zero % (15s, 5/15/06), 2009
                    (acquired 5/15/01, cost $3,603,533) (RES) (STP)                                       3,603,837
          1,657,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (9.8s, 2/15/03), 2008 (STP)                                                      451,533
            850,000 Sinclair Broadcast Group, Inc. company guaranty
                    9s, 2007                                                                                862,750
          1,360,000 Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                               1,400,800
          2,840,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                            2,854,200
          1,650,000 Sinclair Broadcast Group, Inc. 144A sr. sub. notes
                    8 3/4s, 2011                                                                          1,666,500
          3,290,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                2,171,400
          7,680,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   7,411,200
            750,000 Young Broadcasting, Inc. company guaranty Ser. B,
                    8 3/4s, 2007                                                                            690,000
          1,180,000 Young Broadcasting, Inc. 144A sr. notes 8 1/2s, 2008                                  1,203,600
                                                                                                      -------------
                                                                                                         92,609,858

Building Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------
            499,000 American Standard Companies, Inc.
                    company guaranty 7 5/8s, 2010                                                           518,960
          5,085,000 American Standard Companies, Inc.
                    company guaranty 7 3/8s, 2005                                                         5,237,550
          1,210,000 Atrium Companies, Inc.
                    company guaranty Ser. B, 10 1/2s, 2009                                                1,064,800
          1,450,000 Building Materials Corp. company guaranty 8s, 2008                                    1,058,500
          3,101,000 Dayton Superior Corp. company guaranty 13s, 2009                                      3,209,535
          1,940,000 NCI Building Systems, Inc. sr. sub. notes Ser. B,
                    9 1/4s, 2009                                                                          1,843,000
          2,640,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           2,620,200
            240,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        230,400
                                                                                                      -------------
                                                                                                         15,782,945

Cable Television (5.7%)
-------------------------------------------------------------------------------------------------------------------
          3,140,000 Adelphia Communications Corp. sr. notes
                    10 7/8s, 2010                                                                         3,265,600
          9,540,000 Adelphia Communications Corp. sr. notes
                    10 1/4s, 2011                                                                         9,683,100
          1,360,000 Adelphia Communications Corp. sr. notes
                    10 1/4s, 2006                                                                         1,405,900
          3,769,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                  3,542,860
          3,970,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007                                                                          3,940,225
          2,420,000 Adelphia Communications Corp. sr. notes Ser. B,
                    7 3/4s, 2009                                                                          2,250,600
          2,310,000 Adelphia Communications Corp. Structured Notes
                    10.9s, 2006 (issued by STEERS Credit Linked
                    Trust 2001)                                                                           2,252,250
          3,442,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                   3,338,740
          1,450,000 Century Communications Corp. sr. notes 8 3/8s, 2007                                   1,377,500
          5,000,000 Charter Communications Holdings, LLC bank term
                    loan FRN 4.87s, 2008 (acquired 3/16/99,
                    cost $5,000,000) (RES)                                                                4,889,285
          7,330,000 Charter Communications Holdings, LLC sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                  4,727,850
          2,860,000 Charter Communications Holdings, LLC sr. disc. notes
                    stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                     2,145,000
          2,760,000 Charter Communications Holdings, LLC sr. disc. notes
                    stepped-coupon zero % (13 1/2s, 1/15/06), 2011 (STP)                                  1,890,600
          9,400,000 Charter Communications Holdings, LLC sr. notes
                    11 1/8s, 2011                                                                        10,105,000
            790,000 Charter Communications Holdings, LLC sr. notes
                    10 3/4s, 2009                                                                           849,250
            780,000 Charter Communications Holdings, LLC sr. notes
                    10s, 2009                                                                               819,000
          5,885,000 Charter Communications Holdings, LLC sr. notes
                    8 5/8s, 2009                                                                          5,796,725
            880,000 Charter Communications Holdings, LLC sr. notes
                    8 1/4s, 2007                                                                            862,400
          1,270,000 CSC Holdings, Inc. deb. 7 5/8s, 2018                                                  1,180,719
            290,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           310,300
            210,000 Diamond Cable Communication Co. sr. disc. notes
                    11 3/4s, 2005 (United Kingdom)                                                           84,000
          2,800,000 Insight Communications Company, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                  1,680,000
          3,230,000 Insight Midwest LP/Insight Capital, Inc. sr. notes
                    10 1/2s, 2010                                                                         3,536,850
          4,080,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                            1,428,000
         17,960,000 NTL Communications Corp. sr. notes Ser. B,
                    11 7/8s, 2010                                                                         6,824,800
         10,215,000 NTL Communications Corp. sr. notes Ser. B,
                    11 1/2s, 2008                                                                         3,881,700
          1,840,000 ONO Finance PLC sr. notes 14s, 2011
                    (United Kingdom)                                                                      1,453,600
            420,000 ONO Finance PLC sr. notes 13s, 2009
                    (United Kingdom)                                                                        323,400
            460,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                   483,000
            510,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005
                    (Canada)                                                                                553,350
          2,995,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007
                    (Canada)                                                                              2,920,125
          8,820,000 Supercanal Holdings SA 144A sr. notes 11 1/2s, 2005
                    (Argentina) (In default) (NON)                                                          441,000
          2,570,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                      2,133,100
            180,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                        147,600
          1,350,000 TeleWest Communications PLC Structured Notes
                    10 7/8s, 2005 (issued by DLJ International Capital)
                    (United Kingdom)                                                                      1,101,330
          5,035,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 8/1/04), 2009 (Netherlands)                                            478,325
         19,030,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                    1,712,700
          1,630,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                      146,700
                                                                                                      -------------
                                                                                                         93,962,484

Capital Goods (6.2%)
-------------------------------------------------------------------------------------------------------------------
          4,146,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      3,938,700
          2,985,000 Alliant Techsystems, Inc. bank term loan FRN Ser. B,
                    5.313s, 2009 (acquired 4/23/01, cost $2,985,000) (RES)                                2,998,680
         21,590,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                            22,291,675
            160,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                            157,600
          2,000,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 3/8s, 2004                                                                          1,985,000
            860,000 Allied Waste Industries, Inc. 144A sr. notes
                    8 1/2s, 2008                                                                            868,600
          2,550,000 Applied Extrusion Technologies, Inc. company guaranty
                    Ser. B, 10 3/4s, 2011                                                                 2,715,750
            550,000 Argo-Tech Corp. company guaranty Ser. D,
                    8 5/8s, 2007                                                                            352,000
          6,600,000 Argo-Tech Corp. 144A company guaranty
                    8 5/8s, 2007                                                                          4,224,000
          1,560,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,372,800
          2,510,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                2,083,300
          3,860,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    3,242,400
          7,213,000 Blount, Inc. company guaranty 13s, 2009                                               3,895,020
          2,145,000 Browning-Ferris deb. 7.4s, 2035                                                       1,791,075
            160,000 Case Corp. notes 7 1/4s, 2016                                                           120,000
          1,140,000 Case Corp. notes 7 1/4s, 2005                                                           991,800
          5,000,000 Decrane Aircraft Holdings Co. company guaranty
                    Ser. B, 12s, 2008                                                                     4,650,000
          4,700,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        5,287,500
         16,462,890 Grove Investors, LLC notes 14 1/2s, 2010 (PIK)                                           82,314
          7,160,000 Insilco Holding Co. sr. disc. notes stepped-coupon
                    zero % (14s, 8/15/03), 2008 (STP)                                                     1,074,000
          4,600,000 L-3 Communications Corp. company guaranty Ser. B,
                    8s, 2008                                                                              4,738,000
          1,160,000 L-3 Communications Corp. sr. sub. notes Ser. B,
                    10 3/8s, 2007                                                                         1,241,200
            390,000 L-3 Communications Corp. 144A Structured Notes
                    8 1/2s, 2006 (issued by Credit and Repackaged
                    Securities Limited) (Cayman Islands)                                                    403,650
          2,020,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,055,350
          5,195,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                4,597,575
            200,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                    160,000
          1,080,000 Owens-Illinois, Inc. deb. 7 1/2s, 2010                                                  939,600
          3,040,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                            2,751,200
          1,860,000 Pliant Corp. company guaranty 13s, 2010                                               1,897,200
          3,220,000 Roller Bearing Co. company guaranty Ser. B,
                    9 5/8s, 2007                                                                          2,769,200
          3,005,000 Sequa Corp. sr. notes 9s, 2009                                                        2,944,900
          4,760,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            4,569,600
          4,840,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               4,815,800
            840,000 Terex Corp. company guaranty 8 7/8s, 2008                                               840,000
            870,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                      896,100
          2,160,000 U.S. Can Corp. company guaranty Ser. B, 12 3/8s, 2010                                 1,836,000
                                                                                                      -------------
                                                                                                        101,577,589

Commercial and Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,640,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        5,823,300

Communication Services (8.9%)
-------------------------------------------------------------------------------------------------------------------
          5,070,000 360Networks, Inc. sr. notes 13s, 2008 (Canada)
                    (In default) (NON)                                                                       50,700
            800,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          628,000
          2,450,000 Alamosa Delaware, Inc. company guaranty
                    13 5/8s, 2011                                                                         2,652,125
            530,000 Alamosa Delaware, Inc. company guaranty
                    12 1/2s, 2011                                                                           559,150
          1,570,000 Alamosa PCS Holdings, Inc. company guaranty
                    stepped-coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                  1,000,875
            477,911 American Cellular Corp. bank term loan FRN
                    8.926s, 2009 (acquired 2/29/00, cost $477,911) (RES)                                    467,918
            413,944 American Cellular Corp. bank term loan FRN 9.413s,
                    2008 (acquired 2/29/00, cost $413,944) (RES)                                            405,289
          4,900,000 American Cellular Corp. company guaranty
                    9 1/2s, 2009                                                                          5,022,500
          5,285,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           4,505,463
            520,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008
                    (In default) (NON)                                                                        4,420
            280,000 Arch Communications, Inc. sr. notes 13s, 2007
                    (In default) (NON)                                                                        2,800
          2,330,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda)                                                                               675,700
            850,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                     907,375
          3,745,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                      749,000
          3,225,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                1,177,125
          2,705,000 Celcaribe SA sr. notes 13 1/2s, 2004 (Colombia)                                       2,028,750
          3,320,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010
                    (In default) (NON)                                                                      531,200
            650,000 Colt Telecommunications Group PLC sr. disc. notes
                    stepped-coupon zero % (12s, 12/15/01), 2006
                    (United Kingdom) (STP)                                                                  578,500
          8,205,000 Covad Communications Group, Inc. sr. disc. notes stepped-coupon Ser. B, zero % (13 1/2s, 3/15/03),
                    2008 (STP)                                                                            1,230,750
            220,000 Covad Communications Group, Inc. sr. notes Ser. B,
                    12s, 2010 (In default) (NON)                                                             42,350
          2,460,000 Crown Castle International Corp. sr. notes
                    10 3/4s, 2011                                                                         2,509,200
          4,680,000 Crown Castle International Corp. sr. notes
                    9 3/8s, 2011                                                                          4,516,200
          1,500,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008                                                                         1,657,500
          2,580,000 Econophone, Inc. company guaranty 13 1/2s, 2007
                    (In default) (NON)                                                                       51,600
          2,770,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                      13,850
          1,370,000 FLAG Telecom Holdings, Ltd. sr. notes 11 5/8s, 2010
                    (Bermuda)                                                                               630,200
          2,030,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                      1,481,900
          1,000,000 Global Crossing, Inc. Structured Notes 9.843s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                             140,000
            570,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                   74,100
          1,370,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  178,100
            530,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/8s, 2006 (Bermuda)                                                                   68,900
          5,990,000 Global Crossing Holdings, Ltd. company guaranty
                    8.7s, 2007 (Bermuda)                                                                    718,800
          4,790,000 Horizon PCS, Inc. company guaranty stepped-coupon
                    zero % (14s, 10/1/05), 2010 (STP)                                                     2,610,550
            650,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes
                    Ser. B, zero %, 2003                                                                     19,500
          5,480,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes
                    12s, 2007                                                                               328,800
          3,260,000 ICG Holdings, Inc. sr. sub. notes 13 1/2s, 2005
                    (In default) (NON)                                                                      228,200
          5,090,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (9 7/8s, 5/1/03), 2008 (In default) (NON) (STP)                                  407,200
          8,570,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 2/15/03), 2008 (In default) (NON) (STP)                                    685,600
            960,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8 1/2s, 2008                                                                            972,000
          2,520,000 Intermedia Communications, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (12 1/4s, 3/1/04),
                    2009 (STP)                                                                            2,211,300
          4,430,000 iPCS Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                            3,012,400
          3,430,000 IWO Holdings, Inc. company guaranty 14s, 2011                                         3,258,500
          9,245,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    277,350
          2,155,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                         1,659,350
          1,600,000 Leap Wireless International, Inc. company guaranty
                    stepped-coupon zero % (14 1/2s, 4/15/05), 2010 (STP)                                    576,000
          1,381,000 Level 3 Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (10 1/2s, 12/1/03), 2008 (STP)                                    483,350
          2,740,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   2,027,600
         16,130,000 McCaw International, Ltd. sr. disc. notes
                    stepped-coupon zero % (13s, 4/15/02), 2007 (STP)                                      1,451,700
            370,000 McLeodUSA, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/2s, 3/1/02), 2007 (STP)                                                     70,300
          3,520,000 McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                                 668,800
            970,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                  184,300
            450,000 McLeodUSA, Inc. sr. notes 8 3/8s, 2008                                                   85,500
          1,540,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                  292,600
          1,020,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                              10,200
            540,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                           5,400
          1,110,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           11,100
          1,020,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      280,500
          5,070,000 Metromedia Fiber Network, Inc. sr. notes Ser. B,
                    10s, 2008                                                                             1,368,900
          3,210,000 Microcell Telecommunications sr. disc. notes
                    stepped-coupon Ser. B, zero % (14s, 12/1/01),
                    2006 (Canada) (STP)                                                                   2,568,000
          3,793,000 Millicom International Cellular SA sr. disc. notes
                    13 1/2s, 2006 (Luxembourg)                                                            2,389,590
          6,420,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       5,906,400
          9,500,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    7,742,500
            227,000 Nextel International, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 4/15/03), 2008 (STP)                                                    20,430
          2,990,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             2,601,300
            340,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               295,800
          1,950,000 Nextel Partners, Inc. 144A sr. notes 12 1/2s, 2009                                    1,833,000
          4,650,000 Nextlink Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 12/1/04), 2009 (STP)                                    465,000
            995,000 Nextlink Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 6/1/04), 2009 (STP)                                      99,500
            700,000 Nextlink Communications, Inc. sr. notes 9 5/8s, 2007                                     84,000
          3,195,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                   702,900
          5,180,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005
                    (In default) (NON)                                                                    1,036,000
          1,920,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                     998,400
          2,900,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                      7,250
          5,210,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                          5,444,450
          1,010,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s,
                    2010 (In default) (NON)                                                                  40,400
          1,150,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                1,207,500
          1,190,000 RSL Communications PLC company guaranty 9 1/8s,
                    2008 (United Kingdom) (In default) (NON)                                                 29,750
            580,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom) (In default) (NON)                                        14,500
          5,057,000 RSL Communications, Ltd. company guaranty
                    12 1/4s, 2006 (United Kingdom) (In default) (NON)                                       126,425
          1,402,737 Rural Cellular Corp. bank term loan FRN 5.48s, 2008
                    (acquired 4/23/01, cost $1,366,266) (RES)                                             1,353,641
          2,445,312 Rural Cellular Corp. bank term loan FRN Ser. C, 5.73s,
                    2009 (acquired 4/23/01, cost $2,381,733) (RES)                                        2,359,726
            750,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                780,000
          3,030,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      2,605,800
          4,770,000 Spectrasite Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (11 1/8s, 4/15/04), 2009 (STP)                                  1,478,700
          3,805,000 Spectrasite Holdings, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (12 7/8s, 3/15/05),
                    2010 (STP)                                                                            1,103,450
          7,400,000 Startec Global Communications Corp. sr. notes
                    12s, 2008                                                                               314,500
          1,245,000 Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                     460,650
          3,810,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     4,457,700
            870,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                   765,600
          1,900,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      1,605,500
          6,050,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                       7,018,000
            240,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          253,200
            540,000 Triton PCS, Inc. company guaranty zero %, 2008                                          496,800
          2,580,000 Triton PCS, Inc. 144A sr. sub. notes 8 3/4s, 2011                                     2,638,050
          7,630,000 UbiquiTel Operating Co. company guaranty
                    stepped-coupon zero % (14s, 4/15/05), 2010 (STP)                                      4,272,800
          6,710,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                         4,898,300
          1,310,000 USA Mobile Communications, Inc. sr. notes 14s, 2004
                    (In default) (NON)                                                                      288,200
            900,000 USA Mobile Communications, Inc. sr. notes 9 1/2s,
                    2004 (In default) (NON)                                                                  45,000
          1,950,000 Versatel Telecom BV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                           741,000
            205,000 Versatel Telecom BV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            77,900
          1,500,000 Versatel Telecom NV Structured Notes 15.065s, 2005
                    (issued by CRAVE Trust 2000) (Netherlands)                                              375,000
         21,290,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                           53,225
            329,000 Viatel, Inc. sr. notes 11 1/2s, 2009 (In default) (NON)                                     823
          8,060,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                    9,282,541
          1,000,000 Western Wireless Corp. bank term loan FRN 5.815s,
                    2008 (acquired 4/24/00, cost $1,000,000) (RES)                                          978,333
          2,310,000 Williams Communications Group, Inc. sr. notes
                    11 7/8s, 2010                                                                         1,131,900
          4,010,000 Williams Communications Group, Inc. sr. notes
                    11.7s, 2008                                                                           1,884,700
          1,510,000 Williams Communications Group, Inc. sr. notes
                    10 7/8s, 2009                                                                           739,900
            750,000 Williams Communications Group, Inc. sr. notes
                    10.7s, 2007                                                                             375,000
         13,329,000 WinStar Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (14 3/4s, 4/15/05),
                    2010 (In default) (NON) (STP)                                                            66,645
          6,376,000 WinStar Communications, Inc. sr. notes 12 3/4s,
                    2010 (In default) (NON)                                                                  31,880
            700,000 WinStar Communications, Inc. sr. notes 12 1/2s,
                    2008 (In default) (NON)                                                                   3,500
          4,085,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008
                    (In default) (NON)                                                                       40,850
          3,590,000 XO Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (9.45s, 4/15/03), 2008 (STP)                                      359,000
                                                                                                      -------------
                                                                                                        145,398,249

Consumer (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,193,000 Derby Cycle Corp. (The) sr. notes 10s, 2008
                    (In default) (NON)                                                                    1,238,600
          3,192,839 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008
                    (In default) (NON)                                                                      248,408
          4,640,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            5,150,400
          7,815,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          5,665,875
         10,216,928 Sealy Mattress Co. 144A sr. notes 12s, 2008                                           8,173,542
                                                                                                      -------------
                                                                                                         20,476,825

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          4,466,000
          1,810,000 Armkel, LLC/Armkel Finance 144A sr. sub. notes
                    9 1/2s, 2009                                                                          1,950,275
          2,240,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                         2,217,600
          1,565,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                         1,165,925
          6,395,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007
                    (In default) (NON)                                                                      447,650
          1,710,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        1,641,600
          2,600,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  2,769,000
          1,900,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                               142,500
            420,000 Revlon Consumer Products sr. notes 9s, 2006                                             319,200
          3,830,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                  1,915,000
                                                                                                      -------------
                                                                                                         17,034,750

Consumer Staples (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,570,000 Doskocil Manufacturing Co. sr. sub. notes 10 1/8s,
                    2007 (In default) (NON)                                                                 188,400
          1,390,000 United Rentals (North America), Inc. company
                    guaranty Ser. B, 10 3/4s, 2008                                                        1,515,100
                                                                                                      -------------
                                                                                                          1,703,500

Energy (4.6%)
-------------------------------------------------------------------------------------------------------------------
          4,460,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                    8 7/8s, 2007                                                                          4,660,700
          2,530,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       2,631,200
            330,000 BRL Universal Equipment 144A sec. notes
                    8 7/8s, 2008                                                                            343,200
          7,070,000 Chesapeake Energy Corp. company guaranty
                    8 1/8s, 2011                                                                          6,946,275
          1,660,000 Chesapeake Energy Corp. 144A sr. notes 8 3/8s, 2008                                   1,660,000
          1,540,000 El Paso Energy Partners L.P. company guaranty Ser. B,
                    8 1/2s, 2011                                                                          1,628,550
          1,350,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                       1,431,000
          2,270,000 Forest Oil Corp. sr. notes 8s, 2008                                                   2,298,375
          1,370,000 Forest Oil Corp. 144A sr. notes 8s, 2011                                              1,376,850
            260,000 Hanover Equipment Trust 144A sec. notes
                    8 3/4s, 2011                                                                            271,700
          1,630,000 Hanover Equipment Trust 144A sec. notes
                    8 1/2s, 2008                                                                          1,711,500
          1,630,000 Key Energy Services, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                          1,647,034
          3,140,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                         3,485,400
          3,880,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       3,894,550
          2,990,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  2,855,450
          1,890,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                  1,757,700
          3,685,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                          3,817,292
          1,540,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                           1,558,885
          3,080,000 Parker Drilling Corp. company guaranty Ser. D,
                    9 3/4s, 2006                                                                          3,003,000
          3,860,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          4,274,950
            650,000 Pioneer Natural Resources Co. company guaranty
                    6 1/2s, 2008                                                                            615,875
          1,390,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                1,414,325
            430,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                           445,050
            270,000 Pride International, Inc. sr. notes 10s, 2009                                           288,225
          3,440,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 3,612,000
          1,475,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    855,500
          2,770,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          2,899,581
            780,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        782,925
            410,000 Triton Energy, Ltd. sr. notes 9 1/4s, 2005
                    (Cayman Islands)                                                                        454,965
          1,690,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                                      1,867,382
          5,110,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   5,467,700
          1,690,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                   1,698,450
          1,630,000 Westport Resources Corp. 144A sr. sub. notes
                    8 1/4s, 2011                                                                          1,670,750
          3,475,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004
                    (In default) (NON)                                                                    1,042,500
          1,160,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B,
                    8 3/4s, 2009                                                                          1,212,200
                                                                                                      -------------
                                                                                                         75,581,039

Entertainment (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,555,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   1,523,900
          5,662,657 Carmike Cinemas, Inc. bank term loan FRN Ser. B,
                    10 1/2s, 2005 (acquired various dates from 8/7/00
                    to 11/16/01, cost $4,281,920) (RES)                                                   5,655,579
          3,810,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                3,676,650
          7,695,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            7,964,325
            415,000 Regal Cinemas, Inc. bank term loan FRN Ser. A,
                    6s, 2006 (acquired 6/4/01, cost $382,838) (RES)                                         432,638
          2,640,756 Regal Cinemas, Inc. bank term loan FRN Ser. B,
                    6 1/4s, 2006 (acquired various dates from 3/26/01
                    to 8/20/01, cost $2,373,534) (RES)                                                    2,755,816
          2,451,816 Regal Cinemas, Inc. bank term loan FRN Ser. C,
                    6 1/2s, 2006 (acquired various dates from 9/21/00
                    to 6/4/01, cost $1,857,251) (RES)                                                     2,558,644
              1,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010
                    (In default) (NON)                                                                          190
          1,600,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005
                    (In default) (NON)                                                                          160
            920,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                  947,600
                                                                                                      -------------
                                                                                                         25,515,502

Financial (3.9%)
-------------------------------------------------------------------------------------------------------------------
          6,110,000 Advanta Corp. 144A company guaranty Ser. B,
                    8.99s, 2026                                                                           3,360,500
          1,029,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004
                    (In default) (NON)                                                                      277,830
          3,250,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005
                    (In default) (NON)                                                                    1,137,500
          1,650,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 1,658,250
          3,025,000 Colonial Capital II 144A company guaranty
                    8.92s, 2027                                                                           2,795,264
            290,000 Comdisco, Inc. notes 7 1/4s, 2001 (In default) (NON)                                    227,650
          1,680,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                   1,318,800
          1,880,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      413,600
          2,048,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  1,761,280
          1,880,000 Conseco Financing Trust II company guaranty
                    8.7s, 2026                                                                              413,600
            820,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                   385,400
          9,589,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 3,452,040
          1,350,000 Green Tree Financial notes Ser. A, 6 1/2s, 2002                                       1,120,500
          4,730,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                4,749,157
          1,125,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010
                    (South Korea)                                                                         1,215,000
          1,574,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                   550,900
          1,720,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                          1,745,800
          1,000,000 L3 Communications Corp. Structured Notes
                    8.82s, 2009 (issued by COUNTS Trust Series 2001)                                      1,010,000
          1,500,000 Lamar Advertising Co. Structured Notes
                    5 1/4s, 2006 (issued by Counts Trust Ser. 2001-6)                                     1,516,875
          1,000,000 Lamar Advertising Co. Structured Notes
                    5 1/4s, 2006 (issued by Counts Trust Ser. 2001-1)                                     1,005,000
          2,320,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 696,000
            715,000 North Fork Capital Trust I company guaranty
                    8.7s, 2026                                                                              706,499
          1,780,000 Ocwen Capital Trust I company guaranty
                    10 7/8s, 2027                                                                         1,370,600
          2,080,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                1,976,000
          1,260,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,209,600
          2,900,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                    11s, 2006                                                                             2,421,500
            685,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                     630,769
          2,950,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,595,027
          5,155,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       4,948,800
          6,470,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           4,611,363
          3,050,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,355,000
          4,655,000 Sovereign Capital Trust company guaranty 9s, 2027                                     3,491,250
          3,270,000 Superior Financial 144A sr. notes 8.65s, 2003                                         3,361,713
          1,610,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,396,095
          1,590,000 Willis Corroon Corp. 144A company guaranty
                    9s, 2009                                                                              1,653,600
                                                                                                      -------------
                                                                                                         64,538,762

Food (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,020,000 Archibald Candy Corp. company guaranty
                    10 1/4s, 2004                                                                         1,842,200
          2,554,386 Aurora Foods, Inc. bank term loan FRN Ser. B2,
                    6.593s, 2010 (acquired 3/13/00, cost $2,324,491) (RES)                                2,486,056
          3,780,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                3,666,600
          2,550,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D,
                    9 7/8s, 2007                                                                          2,473,500
            970,000 Del Monte Corp. company guaranty Ser. B,
                    9 1/4s, 2011                                                                          1,033,050
          1,100,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                           946,000
          3,365,000 Eagle Family Foods company guaranty Ser. B,
                    8 3/4s, 2008                                                                          2,220,900
          2,130,000 Land O'Lakes, Inc. 144A sr. notes 8 3/4s, 2011                                        2,124,675
          2,860,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                      3,088,800
          3,730,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  1,566,600
         10,250,000 RAB Holdings, Inc. sr. notes 13s, 2008                                                3,997,500
          1,110,000 Smithfield Foods, Inc. 144A sr. notes 8s, 2009                                        1,154,400
          5,835,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B,
                    10 1/4s, 2009 (In default) (NON)                                                      1,342,050
                                                                                                      -------------
                                                                                                         27,942,331

Gaming & Lottery (7.3%)
-------------------------------------------------------------------------------------------------------------------
          2,110,000 Aladdin Gaming Holdings, LLC sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 3/1/03),
                    2010 (In default) (NON) (STP)                                                           105,500
          2,460,000 Ameristar Casinos, Inc. company guaranty
                    10 3/4s, 2009                                                                         2,656,800
          2,940,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      3,285,450
          1,620,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                             1,725,300
          4,637,949 Autotote Corp. bank term loan FRN Ser. A,
                    5.625s, 2007 (acquired various dates from 5/7/01
                    to 6/6/01, cost $4,388,147) (RES)                                                     4,585,772
          1,830,000 Autotote Corp. company guaranty Ser. B,
                    12 1/2s, 2010                                                                         1,994,700
         15,005,383 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                      8,252,961
          2,690,000 Harrah's Operating Co., Inc. company guaranty
                    8s, 2011                                                                              2,814,102
          1,540,000 Harrah's Operating Co., Inc. company guaranty
                    7 1/8s, 2007                                                                          1,555,400
          2,840,000 Herbst Gaming, Inc. 144A secd. notes 10 3/4s, 2008                                    2,939,400
          4,303,000 Hollywood Casino Corp. company guaranty
                    11 1/4s, 2007                                                                         4,668,755
          1,665,000 Hollywood Park, Inc. company guaranty Ser. B,
                    9 1/4s, 2007                                                                          1,465,200
          4,370,000 Horseshoe Gaming Holdings company guaranty
                    8 5/8s, 2009                                                                          4,566,650
          4,330,000 International Game Technology sr. notes 8 3/8s, 2009                                  4,589,800
          3,955,000 Isle of Capri Black Hawk LLC 1st mtge. Ser. B,
                    13s, 2004                                                                             4,212,075
          1,410,000 Isle of Capri Black Hawk LLC company guaranty
                    8 3/4s, 2009                                                                          1,364,175
            350,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                            371,875
          6,090,000 Mandalay Resort Group sr. sub. notes Ser. B,
                    10 1/4s, 2007                                                                         6,478,238
          3,350,000 MGM Mirage company guaranty 8 1/2s, 2010                                              3,401,724
          2,590,000 MGM Mirage company guaranty 8 3/8s, 2011                                              2,583,525
          2,150,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                          2,236,000
          3,650,000 Mohegan Tribal Gaming Authority sr. sub. notes
                    8 3/4s, 2009                                                                          3,850,750
            530,000 Mohegan Tribal Gaming Authority sr. sub. notes
                    8 3/8s, 2011                                                                            556,500
          3,480,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 3,375,600
          4,625,000 Park Place Entertainment Corp. sr. sub. notes
                    8 7/8s, 2008                                                                          4,798,438
          5,545,643 Penn National Gaming Inc. bank term loan FRN Ser. B,
                    6.94s, 2006 (acquired 8/7/00, cost $5,545,643) (RES)                                  5,516,529
          3,000,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                         3,210,000
          6,550,000 Pennisula Gaming LLC company guaranty
                    12 1/4s, 2006                                                                         6,812,000
          1,870,000 Riviera Black Hawk, Inc. 1st mtge. 13s, 2005                                          1,870,000
          2,480,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          2,542,000
          1,400,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                     1,435,000
            900,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                  922,500
            570,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      359,100
          5,000,000 Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                     3,125,000
            927,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 667,440
          2,500,000 Trump Castle Funding, Inc. sr. sub. notes 10 1/4s, 2003                               2,531,250
          9,495,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                   9,613,688
          3,560,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  3,560,000
                                                                                                      -------------
                                                                                                        120,599,197

Health Care (4.8%)
-------------------------------------------------------------------------------------------------------------------
          1,155,000 ALARIS Medical Systems, Inc. 144A company guaranty
                    9 3/4s, 2006                                                                          1,085,700
          3,650,000 ALARIS Medical Systems, Inc. 144A sec. notes
                    11 5/8s, 2006                                                                         3,942,000
          1,290,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 8/1/03), 2008 (STP)                                                    754,650
          2,470,000 AmerisourceBergen Corp. 144A sr. notes 8 1/8s, 2008                                   2,587,325
          1,750,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                      1,881,250
          1,825,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       2,044,000
            560,000 Genesis Health Ventures, Inc. bank term loan FRN
                    Ser. B, 6.99s, 2004 (acquired 6/8/01, cost $387,800)
                    (In default) (NON) (RES)                                                                425,600
          2,310,000 Hanger Orthopedic Group, Inc. sr. sub. notes
                    11 1/4s, 2009                                                                         2,090,550
          3,500,000 HCA, Inc. deb. 7.19s, 2015                                                            3,473,750
          2,760,000 HCA, Inc. med. term notes 6.63s, 2045                                                 2,786,413
          2,210,000 HCA, Inc. notes 8 3/4s, 2010                                                          2,442,050
          2,040,000 HCA, Inc. notes 8.36s, 2024                                                           2,091,000
            190,000 HCA, Inc. notes 7s, 2007                                                                195,700
          1,370,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                      1,436,788
          4,330,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                        4,806,300
          1,840,000 Insight Health Services Corp. 144A sr. sub. notes
                    9 7/8s, 2011                                                                          1,932,000
          2,850,000 Integrated Health Services, Inc. bank term loan FRN
                    4.879s, 2004 (acquired 11/1/01, cost $1,517,625) (RES)                                1,541,374
          3,620,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                          3,674,300
             70,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                            79,100
            550,000 Loewen Group International, Inc. company guaranty
                    Ser. 7, 7.6s, 2008 (In default) (NON)                                                   255,750
            560,000 Loewen Group International, Inc. company guaranty
                    Ser. 6, 7.2s, 2003 (In default) (NON)                                                   260,400
            530,000 Loewen Group International, Inc. 144A company
                    guaranty Ser. 4, 8 1/4s, 2003 (In default) (NON)                                        304,750
            930,000 Loewen Group, Inc. (The) company guaranty Ser. 5,
                    6.1s, 2002 (Canada) (In default) (NON)                                                  360,993
          5,360,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                5,239,400
            880,000 Magellan Health Services, Inc. 144A sr. notes
                    9 3/8s, 2007                                                                            939,400
          4,999,429 Mariner Post-Acute Network, Inc. bank term loan
                    FRN Ser. C, 8s, 2006 (acquired various dates
                    from 6/21/01, to 6/26/01, cost $3,412,111)
                    (In default) (NON) (RES)                                                              3,389,613
            980,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (NON) (STP)                                                             4,900
          6,080,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                60,800
          7,800,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                               780
            340,000 Multicare Cos., Inc. bank term loan FRN Ser. B, 7 1/4s,
                    2004 (acquired 6/8/01, cost $235,450)
                    (In default) (NON) (RES)                                                                275,400
         15,935,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                           1,594
          2,360,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  2,501,600
          8,450,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                    3,380,000
          1,080,000 Service Corp. International deb. 7 7/8s, 2013                                           966,600
            620,000 Service Corp. International notes 7.7s, 2009                                            579,700
          5,580,000 Service Corp. International notes 6s, 2005                                            5,105,700
          3,230,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         3,569,150
          2,940,000 Triad Hospitals Holdings company guaranty Ser. B,
                    11s, 2009                                                                             3,307,500
          1,000,000 Triad Hospitals, Inc. bank term loan FRN Ser. B, 5.28s,
                    2008 (acquired 4/23/01, cost $1,010,000) (RES)                                        1,006,500
          5,730,000 Triad Hospitals, Inc. company guaranty Ser. B,
                    8 3/4s, 2009                                                                          6,174,075
          2,470,000 Vanguard Health Systems, Inc. 144A sr. sub. notes
                    9 3/4s, 2011                                                                          2,618,200
                                                                                                      -------------
                                                                                                         79,572,655

Homebuilding (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,590,000 Beazer Homes USA, Inc. company guaranty
                    8 5/8s, 2011                                                                          2,667,700
          1,410,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           1,402,950
          1,790,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              1,754,200
          3,670,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             3,743,400
          2,030,000 K. Hovnanian Enterprises, Inc. company guaranty
                    10 1/2s, 2007                                                                         2,070,600
          4,180,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   4,305,400
            810,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       882,900
          2,640,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   2,653,200
            390,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            390,000
          3,870,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             4,024,800
          1,260,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         1,247,400
            920,000 Toll Corp. company guaranty 8 1/8s, 2009                                                913,100
          1,840,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                1,858,400
                                                                                                      -------------
                                                                                                         27,914,050

Lodging/Tourism (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,760,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   4,783,800
          1,369,000 Felcor Lodging LP company guaranty 8 1/2s, 2011 (R)                                   1,327,930
          1,600,000 Felcor Lodging LP 144A company guaranty
                    9 1/2s, 2008 (R)                                                                      1,604,000
          3,620,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                          3,420,900
          3,645,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    3,480,975
          1,710,000 Host Marriott L.P. company guaranty Ser. G,
                    9 1/4s, 2007                                                                          1,710,000
          7,300,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                     7,081,000
          3,585,000 ITT Corp. notes 6 3/4s, 2005                                                          3,474,546
            690,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                     638,250
          2,230,000 Meristar Hospitality Corp. company guaranty
                    9 1/8s, 2011                                                                          2,085,050
            650,000 Meristar Hospitality Corp. company guaranty 9s, 2008                                    619,938
                                                                                                      -------------
                                                                                                         30,226,389

Publishing (1.7%)
-------------------------------------------------------------------------------------------------------------------
          6,648,000 Affinity Group Holdings sr. notes 11s, 2007                                           5,517,840
            480,000 CanWest Media, Inc. sr. sub. notes 10 5/8s, 2011
                    (Canada)                                                                                517,200
          2,700,000 Garden State Newspapers, Inc. sr. sub. notes
                    8 5/8s, 2011                                                                          2,652,750
          1,830,000 Hollinger International Publishing, Inc. company
                    guaranty 9 1/4s, 2007                                                                 1,793,400
          4,870,000 Hollinger Participation Trust 144A sr. notes
                    12 1/8s, 2010 (Canada)                                                                3,993,400
          2,320,000 Key3media Group, Inc. company guaranty
                    11 1/4s, 2011                                                                         1,856,000
          4,050,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          3,543,750
          2,440,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          2,122,800
          3,360,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  2,956,800
          1,930,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                        1,206,250
          1,570,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 1,711,300
                                                                                                      -------------
                                                                                                         27,871,490

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
            790,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                   849,250
          2,930,000 Sbarro, Inc. company guaranty 11s, 2009                                               2,856,750
          2,480,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                2,641,200
          3,600,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 3,636,000
          1,240,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                 1,258,600
                                                                                                      -------------
                                                                                                         11,241,800

Retail (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,170,000 Amazon.com, Inc. sr. sub. notes stepped-coupon
                    zero % (10s, 5/1/03), 2008 (STP)                                                      1,519,000
          2,500,000 Fleming Companies, Inc. company guaranty
                    10 1/8s, 2008                                                                         2,612,500
          1,440,000 Fleming Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2004                                                                         1,440,000
             90,000 Fleming Companies, Inc. 144A sr. sub. notes
                    10 5/8s, 2007                                                                            90,225
          1,200,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                   1,164,000
          1,220,000 Great Atlantic & Pacific Tea Co. sr. notes 7.7s, 2004                                 1,268,800
            170,000 Iron Age Holdings Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 5/1/03), 2009 (STP)                                      15,300
          2,000,000 K mart Corp. med. term notes 9s, 2020                                                 1,427,460
            400,000 K mart Corp. med. term notes 8.19s, 2003                                                385,016
            500,000 K mart Corp. notes 9 3/8s, 2006                                                         462,500
          1,400,000 K mart Corp. pass-through certificates Ser. 95K4,
                    9.35s, 2020                                                                           1,169,000
          1,240,000 K mart Corp. 144A notes 9 7/8s, 2008                                                  1,116,000
            265,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              246,450
          2,750,000 Petco Animal Supplies, Inc. 144A sr. sub. notes
                    10 3/4s, 2011                                                                         2,873,750
            140,000 Rite Aid Corp. notes 7 1/8s, 2007                                                       119,000
          8,590,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              7,881,306
          2,500,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                             2,338,525
          1,070,000 Tommy Hilfiger USA, Inc. company guaranty
                    6 1/2s, 2003                                                                          1,075,350
                                                                                                      -------------
                                                                                                         27,204,182

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,873,166 Von Hoffman Press, Inc. 144A sr. sub. notes
                    13 1/2s, 2009                                                                         3,898,533

Technology (2.3%)
-------------------------------------------------------------------------------------------------------------------
          3,010,000 American Tower, Inc. Structured Notes 9.95s,
                    2006 (issued by STEERS Credit Linked Trust 2001)                                      2,618,700
          1,550,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                         1,457,000
          1,710,000 Amkor Technologies, Inc. Structured Notes 12.58s,
                    2005 (issued by STEERS Credit Linked Trust 2000)                                      1,607,400
         13,680,000 Cybernet Internet Services International, Inc. 144A
                    sr. disc. notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (Denmark) (STP)                                                                    136,800
          5,830,000 Equinix, Inc. sr. notes 13s, 2007                                                     1,632,400
          2,370,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009
                    (In default) (NON)                                                                      586,575
            770,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s,
                    2008 (In default) (NON)                                                                 200,200
            560,000 Fairchild Semiconductor International, Inc. company
                    guaranty 10 3/8s, 2007                                                                  592,200
          2,100,000 Fairchild Semiconductor International, Inc. sr. sub. notes
                    10 1/8s, 2007                                                                         2,194,500
         12,275,000 Firstworld Communication Corp. sr. disc. notes
                    stepped-coupon zero % (13s, 4/15/03), 2008 (STP)                                        368,250
          3,465,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    762,300
          7,270,000 Intira Corp. bonds stepped-coupon zero %
                    (13s, 2/1/05), 2010 (acquired 1/31/00,
                    cost $3,874,256) (RES) (STP)                                                                727
          4,170,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     4,420,200
            495,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008
                    (Canada)                                                                                501,806
            175,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         180,250
            310,000 Lucent Technologies, Inc. deb. 6 1/2s, 2028                                             217,000
          7,750,000 Lucent Technologies, Inc. deb. 6.45s, 2029                                            5,425,000
         12,000,000 Micron Technology, Inc. notes 6 1/2s, 2005                                           10,680,000
          5,630,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                     436,325
          3,780,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                             292,950
          1,638,000 SCG Holding & Semiconductor Corp. company
                    guaranty 12s, 2009                                                                      487,305
            700,000 Seagate Technology, Inc. 144A company guaranty
                    12 1/2s, 2007 (Cayman Islands)                                                          763,000
          2,380,000 Telecommunications Techniques, Inc. company
                    guaranty 9 3/4s, 2008                                                                   666,400
          4,680,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                        468
          2,580,000 Telex Communications, Inc. company guaranty
                    10 1/2s, 2007 (In default) (NON)                                                        258,000
          2,405,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         673,400
            170,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 151,300
                                                                                                      -------------
                                                                                                         37,310,456

Textiles (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        442,000
          2,825,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          416,688
            775,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                          201,500
          4,050,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            3,280,500
            170,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                           53,550
          5,690,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        1,906,150
          2,390,000 William Carter Holdings Co. (The) 144A sr. sub. notes
                    10 7/8s, 2011                                                                         2,605,100
                                                                                                      -------------
                                                                                                          8,905,488

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,445,000 North Atlantic Trading Co. company guaranty Ser. B,
                    11s, 2004                                                                             3,100,500

Transportation (2.0%)
-------------------------------------------------------------------------------------------------------------------
            380,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       203,300
          3,225,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                    3,433,182
          1,820,000 American Airlines, Inc. bonds Ser. 01-2, Class B,
                    8.608s, 2011                                                                          1,855,381
            890,000 American Airlines, Inc. 144A pass-through certificates
                    Ser. 01-2, Class A-2, 7.858s, 2011                                                      905,459
            111,840 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                     55,920
          4,360,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                        3,226,400
          3,350,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                          3,618,000
          2,090,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004
                    (In default) (NON)                                                                      271,700
          2,570,000 Motor Coach Industries bank term loan FRN Ser. B,
                    6.745s, 2006 (acquired various dates from 6/13/01
                    to 9/6/01, cost $2,091,725) (RES)                                                     1,914,650
          1,180,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                          1,239,000
          3,330,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               3,196,800
            610,000 Newport News Shipbuilding, Inc. sr. notes 8 5/8s, 2006                                  646,600
            470,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   387,750
          2,640,000 Northwest Airlines, Inc. company guaranty
                    7 5/8s, 2005                                                                          1,980,000
          4,250,000 RailAmerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                         4,292,500
            780,000 Transportation Manufacturing Operations, Inc.
                    company guaranty 11 1/4s, 2009                                                          405,600
          2,740,759 Transportation Tech. bank term loan FRN 6.956s,
                    2007 (acquired 2/29/00, cost $2,740,759) (RES)                                        1,822,605
            900,000 Travel Centers of America notes 12 3/4s, 2009                                           945,000
            450,000 United AirLines, Inc. deb. 9 1/8s, 2012                                                 315,000
          2,540,000 US Air, Inc. pass-through certificates Ser. 93A3,
                    10 3/8s, 2013                                                                         1,600,200
                                                                                                      -------------
                                                                                                         32,315,047

Utilities (4.9%)
-------------------------------------------------------------------------------------------------------------------
          1,360,000 AES Corp. (The) notes 8 3/4s, 2008                                                    1,326,000
         11,230,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                               11,230,000
            480,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  470,400
          1,870,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                          1,309,000
          2,630,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          1,841,000
          8,820,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                 8,734,381
          1,840,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,913,600
            540,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    544,563
          4,730,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  4,683,551
          1,133,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,114,473
            120,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    114,167
          5,430,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 5,742,225
          1,400,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,482,754
          1,720,000 Edison Mission Energy sr. notes 10s, 2008                                             1,866,200
          2,655,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                   2,935,156
          4,203,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                   5,051,964
          3,200,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   3,696,000
          3,214,153 Northeast Utilities notes Ser. A, 8.58s, 2006                                         3,437,279
          1,674,933 Northeast Utilities notes Ser. B, 8.38s, 2005                                         1,786,166
          1,700,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005                                1,746,750
          3,970,000 Southern California Edison Co. notes 8.95s, 2003                                      4,019,625
            445,000 Southern California Edison Co. notes 6 3/8s, 2006                                       407,175
          3,560,000 Tiverton/Rumford Power Associates, Ltd. 144A
                    pass-through certificates 9s, 2018                                                    3,558,612
          2,883,899 TNP Enterprises, Inc. bank term loan FRN 5.656s,
                    2005 (acquired 4/4/00, cost $2,883,899) (RES)                                         2,883,899
          9,489,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                      8,919,660
                                                                                                     --------------
                                                                                                         80,814,600
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $1,781,162,190)                                                            $1,392,139,767

PREFERRED STOCKS (5.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------
            170,061 Avecia Group PLC $4.00 pfd. (United Kingdom) (PIK)                               $    4,421,586

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
            232,990 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                2,330
            538,000 Diva Systems Corp. Ser. D, zero % pfd.                                                    5,380
              8,789 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                     1,757,800
                  2 Pegasus Satellite Ser. B, $12.75 cum. pfd. (PIK)                                          1,700
                                                                                                      -------------
                                                                                                          1,767,210

Cable Television (1.0%)
-------------------------------------------------------------------------------------------------------------------
            154,967 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                   16,426,502

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------
            150,300 Brand Scaffold Services, Inc. 144A $3.625 pfd.                                        6,312,600
             10,000 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                       1,000,000
                                                                                                      -------------
                                                                                                          7,312,600

Communication Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             10,559 ICG Holdings, Inc. 14.25% pfd. (Canada) (In default) (NON)                                  106
              5,396 ICG Holdings, Inc. 14.00% pfd. (Canada)
                    (In default) (NON) (PIK)                                                                     54
              6,735 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                             7,172,775
              2,659 Nextel Communications, Inc. Ser. D,
                    13.00% cum. pfd. (PIK)                                                                1,489,040
              4,475 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                2,237,430
              5,434 Rural Cellular Corp. 12.25% pfd. (PIK)                                                4,619,019
                                                                                                      -------------
                                                                                                         15,518,424

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
              8,086 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                    7,924,741

Consumer Cyclicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            109,200 Doane Pet Care Co. $7.125 pfd.                                                        3,276,000

Consumer Staples (0.5%)
-------------------------------------------------------------------------------------------------------------------
            173,925 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                     1,739
              1,030 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    8,755,000
                                                                                                      -------------
                                                                                                          8,756,739

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
            251,025 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                  6,423,730
            137,205 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   7,854,986
             13,020 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               345,030
          1,110,000 CSBI Capital Trust I 144A company guaranty Ser. A,
                    11.75% pfd.                                                                           1,232,100
              7,245 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                           90,563
              3,050 First Republic Capital Corp. 144A 10.50% pfd.                                         2,928,000
                                                                                                      -------------
                                                                                                         18,874,409

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
              3,700 PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                  185,000

Tobacco (--%)
-------------------------------------------------------------------------------------------------------------------
             26,179 North Atlantic Trading Co. zero % pfd. (PIK)                                            314,148
                                                                                                      -------------
                    Total Preferred Stocks (cost $118,495,507)                                        $  84,777,359

FOREIGN GOVERNMENT BONDS AND NOTES (1.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,470,000 Argentina (Republic of) bonds 12 1/4s, 2018                                       $     338,100
          1,075,000 Argentina (Republic of) bonds 12s, 2031                                                 241,875
          2,265,000 Argentina (Republic of) unsub. notes stepped-coupon
                    7s (15 1/2s, 12/19/04), 2008 (STP)                                                      728,198
          3,290,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                   2,377,025
          2,590,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            2,557,625
            990,000 Ecuador (Republic of) bonds stepped-coupon
                    Ser. REGS, 5s (6s, 8/15/02), 2030 (STP)                                                 429,660
          2,585,000 Philippines (Republic of) notes 10 5/8s, 2025                                         2,356,228
          2,215,000 Russia (Federation of) bonds 12 3/4s, 2028                                            2,331,288
          3,220,000 Russia (Federation of) unsub. 8 1/4s, 2010                                            2,696,750
         11,340,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                         6,038,550
            510,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                487,050
          1,530,000 United Mexican States bonds 11 3/8s, 2016                                             1,858,950
          2,230,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      2,138,570
          3,395,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                      3,748,080
            460,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              300,840
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $29,127,194)                                                                $  28,628,789

COMMON STOCKS (1.5%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Advanced Radio Telecom Corp.                                                      $           1
              3,685 AmeriKing, Inc.                                                                              37
            389,412 Arch Wireless, Inc.                                                                       7,087
            127,694 Aurora Foods, Inc.                                                                      670,394
          1,036,363 Capstar Broadcasting 144A                                                             3,730,907
             37,500 Contour Energy Co.                                                                       43,500
              7,245 Delta Funding Residual Exchange Co., LLC                                              1,720,688
              7,245 Delta Funding Residual Management, Inc.                                                      72
            462,711 Focal Communications Corp.                                                              235,983
             41,284 Genesis Health Ventures, Inc.                                                           866,964
            117,723 Intira Corp.                                                                                 12
             25,644 MPower Holdings Corp. 144A                                                               12,822
              1,730 Premium Holdings (L.P.) 144A                                                             27,675
              7,072 PSF Holdings LLC Class A                                                             11,314,976
                798 Quorum Broadcast Holdings, Inc. Class E
                    (acquired various dates from 5/15/01 to 9/25/01,
                    cost $796,385) (RES)                                                                    798,080
                194 RCN Corp.                                                                                   658
              2,570 RCN Corp. 144A                                                                               26
              4,263 RSL Communications, Ltd. Class A                                                             47
            458,377 Safety Components International, Inc.
                    (acquired various dates from 7/21/97 to 11/24/97,
                    cost $8,695,000) (RES) (AFF)                                                          3,208,639
             85,200 Specialty Foods Acquisition Corp.                                                           852
             18,495 Vast Solutions, Inc. Class B1                                                            55,485
             18,495 Vast Solutions, Inc. Class B2                                                            55,485
             18,495 Vast Solutions, Inc. Class B3                                                            55,485
             17,000 Wayland Investment Fund II (acquired 2/2/01,
                    cost $1,700,000) (RES)                                                                1,700,000
                                                                                                      -------------
                    Total Common Stocks (cost $49,142,093)                                            $  24,505,875

CONVERTIBLE BONDS AND NOTES (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         2,010,000 American Tower Corp. cv. notes 5s, 2010                                           $   1,375,041
            950,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                    944,300
          3,790,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          265,300
            474,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    257,145
          4,150,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                2,614,500
          1,530,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                      1,216,350
          4,040,000 Solectron Corp. cv. LYON zero %, 2020                                                 2,020,000
          1,090,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                   426,844
            770,000 Telewest Finance 144A cv. company guaranty 6s, 2005
                    (United Kingdom)                                                                        562,100
          4,810,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                      3,511,300
          3,870,000 Total Renal Care Holdings, Inc. 144A cv. notes 7s, 2009                               3,846,780
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost $20,058,827)                                                                $  17,039,660

BRADY BONDS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         7,782,511 Brazil (Federal Republic of) bonds 8s, 2014 (POR)                                 $   5,691,350
          4,685,000 Brazil (Federal Republic of) govt. guaranty FRB
                    3 1/4s, 2012                                                                          3,080,388
          3,019,500 Bulgaria (Government of) deb. FRB Ser. PDI,
                    4.563s, 2011                                                                          2,525,208
          1,740,000 Peru (Republic of) FLIRB 3 3/4s, 2017                                                 1,183,200
          2,011,880 Venezuela (Republic of) deb. FRB Ser. DL, 4 3/4s, 2007                                1,554,177
                                                                                                      -------------
                    Total Brady Bonds (cost $14,877,593)                                              $  14,034,323

CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,428 Anker Coal Group, Inc. 14.25% cv. pfd.                                            $       7,140
            324,677 Earthwatch, Inc. 144A Ser. C, 8.50% cv. pfd. (PIK)                                        3,247
             12,800 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd.
                    (Bermuda)                                                                                84,800
              6,490 Interact Systems, Inc. 144A 14.00% cv. pfd.
                    (In default) (NON)                                                                           65
             40,800 LTV Corp. (The) 144A $4.125 cv. pfd. (In default) (NON)                                 122,400
                550 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 4,785,000
             46,125 Penisula Gaming Partners 144A $7.14 cv. pfd.                                            276,751
             64,360 PSINet, Inc. 144A $3.50 cv. pfd.                                                         96,540
                618 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                             154
              8,740 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd.
                    (In default) (NON) (PIK)                                                                  4,370
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $16,309,352)                                                                $   5,380,467

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             19,680 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                                $       1,968
          9,862,353 Contifinacial Corp. Liquidating Trust units
                    8 1/8s, 2003 (NON)                                                                      567,085
              1,720 Mikohn Gaming Corp. 144A units 11 7/8s, 2008                                          1,651,200
              7,555 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 2,266,500
             44,189 XCL, Ltd. 144A units cv. cum. pfd. zero %, 2006
                    (In default) (NON) (PIK)                                                                 22,095
                                                                                                      -------------
                    Total Units (cost $42,816,824)                                                    $   4,508,848

WARRANTS (0.3%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                256 Anker Coal Group, Inc. 144A                                           10/28/09    $           3
              7,660 Bestel SA de C.V. (Mexico)                                            5/15/05           919,200
              4,500 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08               450
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
              3,320 Colo.com, Inc. 144A                                                   3/15/10                33
              4,190 Dayton Superior Corp.                                                 6/15/09            83,800
              1,440 Decrane Aircraft Holdings Co.                                         9/30/08                 1
             75,583 Delta Financial Corp. (Canada)                                        12/21/10          188,958
             76,797 Delta Financial Corp.                                                 12/21/10                8
              5,100 Destia Communications 144A                                            7/15/07                51
              9,175 Diva Systems Corp.                                                    5/15/06                92
             37,346 Diva Systems Corp. 144A                                               3/1/08                373
             69,309 Genesis Health Ventures, Inc.                                         10/1/02           311,891
              6,250 Globalstar Telecommunications                                         2/15/04                63
              4,790 Horizon PCS, Inc.                                                     10/1/10           191,600
            122,350 ICG Communications, Inc.                                              10/15/05            1,224
             99,812 Imperial Credit Industries, Inc.                                      8/1/08                100
              7,160 Insilco Holding Co.                                                   8/15/08           286,400
              6,490 Interact Systems, Inc.                                                8/1/03                  6
              6,490 Interact Systems, Inc. 144A                                           12/15/09               65
            707,510 Intira Corp. Class B                                                  9/29/10                71
              4,430 iPCS Inc. 144A                                                        7/15/10           265,800
              2,660 IWO Holdings, Inc.                                                    1/15/11           186,200
              4,640 Jostens, Inc.                                                         5/1/10             46,400
             30,260 KMC Telecommunications Holdings, Inc.
                    144A                                                                  4/15/08               303
             29,100 Knology Holdings, Inc.                                                10/22/07              728
              2,582 Leap Wireless International, Inc. 144A                                4/15/10            78,751
              8,310 McCaw International, Ltd.                                             4/15/07                83
              7,800 Mediq, Inc. 144A                                                      6/1/09                 78
              3,025 Metronet Communications 144A                                          8/15/07           121,000
              1,840 ONO Finance PLC 144A
                    (United Kingdom)                                                      2/15/11            73,600
              8,890 Orion Network Systems                                                 1/15/07               222
             33,580 Pagemart, Inc. 144A                                                   12/31/03              336
             12,800 Paxson Communications Corp. 144A                                      6/30/03            51,200
              1,860 Pliant Corp. 144A                                                     6/1/10              3,720
             13,030 Raintree Resort 144A                                                  12/1/04               130
              7,760 Startec Global Communications Corp.                                   5/15/08                78
              2,365 Sterling Chemicals Holdings                                           8/15/08             1,419
              4,680 Telehub Communications Corp. 144A                                     7/31/05                 5
              2,700 Travel Centers of America                                             5/1/09                 27
              7,630 Ubiquitel, Inc. 144A                                                  4/15/10           381,500
             23,545 UIH Australia/Pacific, Inc. 144A                                      5/15/06               235
            108,933 United Artists Theatre                                                3/2/08            871,464
             79,200 USN Communications Inc.                                               8/15/04                32
              7,320 Veraldo Holdings, Inc. 144A                                           4/15/08                73
                150 Versatel Telecom NV (Netherlands)                                     5/15/08                75
              4,870 WAM!NET, Inc.                                                         3/1/05                 49
              5,020 XM Satellite Radio Holdings, Inc. 144A                                3/15/10             5,020
            125,000 ZSC Specialty Chemicals PLC 144A                                      6/30/11           203,125
            125,000 ZSC Specialty Chemicals PLC 144A                                      6/30/11            78,125
                                                                                                     --------------
                    Total Warrants (cost $23,913,718)                                                $    4,355,467

SHORT-TERM INVESTMENTS (2.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            10,000 U.S. Treasury Bill zero %, December 13, 2001 (SEG)                               $        9,991
            160,030 Short-term investments held as collateral for loaned securities with yields ranging from 2.05% to 3.93%
                    with due dates ranging from December 3, 2001
                    to January 24, 2002. (d)                                                                159,843
         38,947,000 Interest in $1,000,000,000 joint tri-party repurchase agreement dated November 30, 2001 with
                    S.B.C. Warburg, Inc. due December 3, 2001 with
                    respect to various U.S. Government obligations --
                    maturity value of $38,953,978 for an effective
                    yield of 2.15%                                                                       38,947,000
                                                                                                     --------------
                    Total Short-Term Investments
                    (cost $39,116,834)                                                               $   39,116,834
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,135,020,132) (b)                                      $1,614,487,389
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,643,340,752.

  (b) The aggregate identified cost on a tax basis is $2,144,925,927, resulting in gross unrealized appreciation and depreciation of $56,971,420 and $587,409,958, respectively, or net unrealized depreciation of $530,438,538.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $77,165,363 or 4.7% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2001.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at November 30, 2001, which are subject to change based on the terms of the security.

  (d) See footnote 1 to financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2001
                                   Aggregate Face  Expiration     Unrealized
                    Total Value        Value         Date        Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
5yr (Long)            $106,869       $106,028       Mar-02           $841
------------------------------------------------------------------------------
Swap Contracts Outstanding at November 30, 2001
                                         Notional   Termination    Unrealized
                                          Amount       Date       Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services
dated October 27,
2001 to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by
three month USD
LIBOR.                                 $35,900,000    10/31/05      $3,145,381

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
October 18, 2000
to receive
semi-annually the
notional amount
multiplied by
11.3025% and pay
quarterly the
notional amount
multiplied by
three month LIBOR
adjusted by a
specified spread.                        1,000,000     4/18/05         117,130
------------------------------------------------------------------------------
                                                                    $3,262,511
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $155,853 of securities
on loan (identified cost $2,135,020,132) (Note 1)                            $1,614,487,389
-------------------------------------------------------------------------------------------
Cash                                                                                  1,501
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        39,828,431
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              819,289
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   10,866,569
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                                218
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       3,262,511
-------------------------------------------------------------------------------------------
Total assets                                                                  1,669,265,908

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 19,388,996
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,408,977
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,473,048
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          437,791
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       118,254
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,395
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              818,492
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  159,843
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              115,360
-------------------------------------------------------------------------------------------
Total liabilities                                                                25,925,156
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,643,340,752

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,018,500,296
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (14,703,666)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                     (843,186,487)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (517,269,391)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,643,340,752

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($561,100,664 divided by 96,124,281 shares)                                           $5.84
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $5.84)*                                $6.13
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($372,988,811 divided by 64,392,688 shares)**                                         $5.79
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($693,973,271 divided by 118,634,544 shares)                                          $5.85
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $5.85)*                                $6.05
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($15,278,006 divided by 2,596,455 shares)                                             $5.88
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 197,355,266
-------------------------------------------------------------------------------------------
Dividends                                                                        12,399,720
-------------------------------------------------------------------------------------------
Securities lending                                                                    2,264
-------------------------------------------------------------------------------------------
Total investment income                                                         209,757,250

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 10,486,961
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,576,254
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    38,929
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     25,253
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,508,793
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,377,444
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             3,479,271
-------------------------------------------------------------------------------------------
Other                                                                               968,473
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,461,378
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (322,418)
-------------------------------------------------------------------------------------------
Net expenses                                                                     22,138,960
-------------------------------------------------------------------------------------------
Net investment income                                                           187,618,290
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (259,839,324)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      59,156
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          17,332
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                      1,721,097
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the year                                  (245,288)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments,
futures contracts, and swap contracts during the year                           134,849,750
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (123,437,277)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $  64,181,013
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended November 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  187,618,290   $  229,069,100
--------------------------------------------------------------------------------------------------
Net realized loss on investments
and foreign currency transactions                                    (258,041,739)    (225,436,581)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      134,604,462     (160,864,521)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        64,181,013     (157,232,002)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (68,075,791)     (88,113,572)
--------------------------------------------------------------------------------------------------
   Class B                                                            (46,666,852)     (66,302,310)
--------------------------------------------------------------------------------------------------
   Class M                                                            (76,897,462)     (73,563,372)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,259,896)      (1,089,846)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                               (583,029)      (1,991,415)
--------------------------------------------------------------------------------------------------
   Class B                                                               (399,674)      (1,498,469)
--------------------------------------------------------------------------------------------------
   Class M                                                               (658,581)      (1,662,573)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (10,790)         (24,631)
--------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                             (3,413,059)              --
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,339,697)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,855,344)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                                (63,166)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          134,145,561     (541,761,649)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (5,896,767)    (933,239,839)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,649,237,519    2,582,477,358
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $14,703,666
and $7,653,733, respectively)                                      $1,643,340,752   $1,649,237,519
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.30        $7.72        $8.35        $9.96        $9.65
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .68(c)       .81(c)       .80(c)       .95(c)       .90
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.40)       (1.41)        (.57)       (1.61)         .32
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .28         (.60)         .23         (.66)        1.22
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.70)        (.81)        (.80)        (.94)        (.89)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.01)        (.01)        (.03)        (.01)        (.02)
-----------------------------------------------------------------------------------------------------
Return of capital                       (.03)          --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.74)        (.82)        (.86)        (.95)        (.91)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.84        $6.30        $7.72        $8.35        $9.96
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.46        (8.69)        2.89        (7.39)       13.30
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $561,101     $625,449     $956,094   $1,261,785   $1,436,699
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00          .95          .95          .92          .97
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              11.01        10.96         9.99         9.81         9.17
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 81.23        68.37        49.29        89.53        67.62
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.27        $7.68        $8.32        $9.92        $9.61
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .63(c)       .75(c)       .74(c)       .87(c)       .83
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.42)       (1.39)        (.58)       (1.59)         .32
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .21         (.64)         .16         (.72)        1.15
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.65)        (.75)        (.74)        (.87)        (.82)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.01)        (.02)        (.03)        (.01)        (.02)
-----------------------------------------------------------------------------------------------------
Return of capital                       (.03)          --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.69)        (.77)        (.80)        (.88)        (.84)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.79        $6.27        $7.68        $8.32        $9.92
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.35        (9.29)        1.98        (7.99)       12.52
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $372,989     $482,280     $791,036   $1,052,251   $1,143,329
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.75         1.70         1.70         1.67         1.72
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.27        10.20         9.24         9.06         8.41
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 81.23        68.37        49.29        89.53        67.62
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.29        $7.71        $8.34        $9.95        $9.64
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .67(c)       .79(c)       .79(c)       .92(c)       .87
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.38)       (1.40)        (.57)       (1.61)         .33
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .29         (.61)         .22         (.69)        1.20
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.69)        (.79)        (.79)        (.91)        (.87)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.01)        (.02)        (.03)        (.01)        (.02)
-----------------------------------------------------------------------------------------------------
Return of capital                       (.03)          --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.73)        (.81)        (.85)        (.92)        (.89)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.85        $6.29        $7.71        $8.34        $9.95
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.59        (8.92)        2.66        (7.64)       13.05
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $693,973     $534,387     $826,257     $949,346   $2,071,302
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.25         1.20         1.20         1.17         1.22
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.75        10.71         9.72         9.56         8.93
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 81.23        68.37        49.29        89.53        67.62
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    Dec. 31, 1998+
operating performance                 Year ended November 30   to Nov. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.32        $7.72        $8.19
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .68          .84          .74
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.37)       (1.40)        (.41)
---------------------------------------------------------------------------
Total from
investment operations                    .31         (.56)         .33
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.71)        (.82)        (.74)
---------------------------------------------------------------------------
In excess of net
investment income                       (.01)        (.02)        (.03)
---------------------------------------------------------------------------
Return of capital                       (.03)          --         (.03)
---------------------------------------------------------------------------
Total distributions                     (.75)        (.84)        (.80)
---------------------------------------------------------------------------
Net asset value,
end of period                          $5.88        $6.32        $7.72
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.97        (8.20)        4.15*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,278       $7,122       $9,090
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75          .70          .64*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              11.33        11.30         9.54*
---------------------------------------------------------------------------
Portfolio turnover (%)                 81.23        68.37        49.29
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
November 30, 2001

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the fund's exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2001, the value of securities loaned amounted to $155,853. The fund received cash collateral of $159,843 which is pooled with collateral of other Putnam funds into 53 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

At November 30, 2001, the fund had a capital loss carryover of approximately $833,280,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 16,967,000    November 30, 2002
    34,077,000    November 30, 2003
   299,612,000    November 30, 2007
   217,396,000    November 30, 2008
   265,228,000    November 30, 2009

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, defaulted bond interest, both realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2001, the fund reclassified $116,148 to increase distributions in excess of net investment income and $5,754,818 to increase paid-in-capital, with an increase to accumulated net realized loss of $5,638,670. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2001, the fund's expenses were reduced by $322,418 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,766 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $35,862 and $516 from the sale of class A and class M shares, respectively, and received $692,428 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received $363 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,424,380,925 and $1,341,316,965, respectively. Purchases and sales of U.S. government obligations aggregated $1,830,579 and $30,577,122, respectively.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,883,094       $ 116,753,928
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    7,344,817          45,201,851
---------------------------------------------------------------------------
                                            26,227,911         161,955,779

Shares
repurchased                                (29,358,955)       (181,649,360)
---------------------------------------------------------------------------
Net decrease                                (3,131,044)      $ (19,693,581)
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,775,213       $ 148,994,793
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    7,331,081          53,549,740
---------------------------------------------------------------------------
                                            27,106,294         202,544,533

Shares
repurchased                                (51,715,993)       (385,780,228)
---------------------------------------------------------------------------
Net decrease                               (24,609,699)      $(183,235,695)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,231,166       $  26,317,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    3,956,240          24,219,346
---------------------------------------------------------------------------
                                             8,187,406          50,536,987

Shares
repurchased                                (20,772,006)       (126,697,658)
---------------------------------------------------------------------------
Net decrease                               (12,584,600)      $ (76,160,671)
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,148,233       $  30,747,679
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    4,472,630          32,589,988
---------------------------------------------------------------------------
                                             8,620,863          63,337,667

Shares
repurchased                                (34,604,876)       (255,098,999)
---------------------------------------------------------------------------
Net decrease                               (25,984,013)      $(191,761,332)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 53,234,753       $ 342,351,836
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      324,563           2,000,885
---------------------------------------------------------------------------
                                            53,559,316         344,352,721

Shares
repurchased                                (19,854,528)       (123,503,651)
---------------------------------------------------------------------------
Net increase                                33,704,788       $ 220,849,070
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,370,184       $  74,409,997
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      375,004           2,746,422
---------------------------------------------------------------------------
                                            10,745,188          77,156,419

Shares
repurchased                                (32,988,851)       (243,894,216)
---------------------------------------------------------------------------
Net decrease                               (22,243,663)      $(166,737,797)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,038,587         $12,693,263
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      215,294           1,316,358
---------------------------------------------------------------------------
                                             2,253,881          14,009,621

Shares
repurchased                                   (784,018)         (4,858,878)
---------------------------------------------------------------------------
Net increase                                 1,469,863         $ 9,150,743
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    591,931         $ 4,332,673
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      150,751           1,114,477
---------------------------------------------------------------------------
                                               742,682           5,447,150

Shares
repurchased                                   (793,694)         (5,473,975)
---------------------------------------------------------------------------
Net decrease                                   (51,012)        $   (26,825)
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase     Sales     Dividend              Market
Affiliates                                        cost      cost       Income               Value
-------------------------------------------------------------------------------------------------
Delta Funding Residual Exchange Co., Ltd.          $--       $--          $--          $       --
Delta Funding Residual Management, Inc.             --        --           --                  --
PSF Holdings, LLC Class A                           --        --           --                  --
Safety Components Intl, Inc.                        --        --           --           3,208,639
-------------------------------------------------------------------------------------------------
Totals                                             $--       $--          $--          $3,208,639


Market value amounts are shown for issues that are affiliated at period end.


Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 1.61% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended November 30, 2001, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN032-76275  060/327/702  1/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam High Yield Advantage Fund
Supplement to annual Report dated 11/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 11/30/01

                                                     NAV
1 year                                              4.97%
5 years                                             4.26
Annual average                                      0.84
10 years                                           85.97
Annual average                                      6.40
Life of fund (since class A inception, 3/25/86)
Annual average                                      7.27

Share value:                                         NAV
11/30/00                                            $6.32
11/30/01                                            $5.88
----------------------------------------------------------------------------
Distributions:   No.    Income   Capital gains   Return of capital   Total
                 12    $0.7145        --              $0.0355       $0.7500
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.